LEFT BRAIN COMPOUND GROWTH FUND

A Series of Ultimus Managers Trust

Supplement dated June 24, 2022

to the Prospectus, Summary Prospectus and

Statement of Additional Information, each dated April 27, 2021,

as supplemented on June 22, 2021 and May 25, 2022

This is to updated the information contained in the Supplement dated May 25, 2022 (the “May 25 Supplement”).

As indicated in the May 25 Supplement, effective as of May 25, 2022, Left Brain Compound Growth Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), terminated the public offering of its shares and had planned to discontinue its operations effective June 24, 2022. While the public offering of Fund shares terminated on May 25, 2022, the date of discontinue of the Fund’s operations is now expected to occur at the close of business on or around June 28, 2022 (the “Transaction”). At that time, all outstanding shares of the Fund will be redeemed at net asset value. Shareholders may continue to redeem their shares of the Fund on each business day prior to the Transaction.

If you have any questions regarding the Fund, please call 1-833-498-2238.

Investors Should Retain this Supplement for Future Reference